                                                                    EXHIBIT 99.1

                             JOINT FILING AGREEMENT


        We, the signatories of the statement to which this Joint Filing Agreement is attached, hereby agree that such statement is filed, and any amendments thereto filed by either or both of us will be filed, on behalf of each of us.

        Dated:  February 9, 2000.

                                       TRANS COSMOS, INC.

                                       By
                                           -------------------------------------
                                           (Name)   Shozo Okuda
                                                    ----------------------------
                                           (Its)    Exeutive V.P.
                                                    ----------------------------


                                       TRANS COSMOS USA, INC.

                                       By
                                           -------------------------------------
                                           (Name)   Shozo Okuda
                                                    ----------------------------
                                           (Its)    Chairman
                                                    ----------------------------

                                   SIGNATURES

        After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                                       TRANS COSMOS, INC.

        February  , 2000               By  /s/ SHOZO OKUDA
                                           -------------------------------------
                                           (Name)   Shozo Okuda
                                                    ----------------------------
                                           (Its)    Exeutive V.P.
                                                    ----------------------------


                                       TRANS COSMOS USA, INC.

        February  , 2000               By  /s/ SHOZO OKUDA
                                           -------------------------------------
                                           (Name)   Shozo Okuda
                                                    ----------------------------
                                           (Its)    Chairman
                                                    ----------------------------

                                                                    EXHIBIT 99.1

                             JOINT FILING AGREEMENT


        We, the signatories of the statement to which this Joint Filing Agreement is attached, hereby agree that such statement is filed, and any amendments thereto filed by either or both of us will be filed, on behalf of each of us.

        Dated:  February _, 2000.

                                       TRANS COSMOS, INC.

                                       By  /s/  SHOZO OKUDA
                                           -------------------------------------
                                           (Name)   Shozo Okuda
                                                    ----------------------------
                                           (Its)    Exeutive V.P.
                                                    ----------------------------


                                       TRANS COSMOS USA, INC.

                                       By  /s/  SHOZO OKUDA
                                           -------------------------------------
                                           (Name)   Shozo Okuda
                                                    ----------------------------
                                           (Its)    Chairman
                                                    ----------------------------